UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

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AMBAC FINANCIAL GROUP, INC.
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Ambac Announces Update at the Segregated Account
NEW YORK, NY, May 13, 2016 (GLOBE NEWSWIRE) -- Ambac Financial Group, Inc. (Nasdaq: AMBC) ("Ambac"), a holding company whose subsidiaries, including Ambac Assurance Corporation (“AAC”), provide financial guarantees and other financial services, today announced that the Wisconsin Commissioner of Insurance, as the court-appointed Rehabilitator of the Segregated Account of AAC (the “Segregated Account”), has submitted to the Dane County Circuit Court an application for approval of the engagement of Daniel J. Schwartzer as a consultant to serve as the Special Deputy Commissioner of the Segregated Account (“SDC”).
Mr. Schwartzer currently acts as the SDC in his capacity as the Wisconsin Deputy Commissioner of Insurance. If the application is approved, Mr. Schwartzer will resign his position as the Wisconsin Deputy Commissioner of Insurance and will act as the SDC through an independent consulting agreement. He will continue to be based in Wisconsin.
Ambac anticipates that his new role will allow Mr. Schwartzer more time to work closely with company management to advance the next steps in the successful rehabilitation of the Segregated Account.
Commenting on today’s development, Nader Tavakoli, Ambac’s President and Chief Executive Officer, said, “We are pleased that Mr. Schwartzer is willing to make an increased commitment to the ongoing efforts to resolve Segregated Account matters in ways that benefit AAC and all policyholders.”
The court filing will be available on the Wisconsin Office of the Commissioner of Insurance website at ambacpolicyholders.com.
Important Information
Ambac Financial Group, Inc., ("Ambac") filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") on April 20, 2016 in connection with its 2016 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED BY AMBAC WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Ambac at http://ir.ambac.com.
Certain Information Regarding Participants
Ambac, its directors and certain of its officers and other employees may be deemed to be participants in the solicitation of Ambac's stockholders in connection with its 2016 annual meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons can be found in Ambac's definitive proxy statement for its 2016 Annual Meeting, which was filed with the SEC on April 20, 2016. To the extent holdings of Ambac’s securities by such persons have changed since the amounts printed in the 2016 definitive proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with Ambac’s 2016 Annual Meeting. Stockholders may obtain a free copy of the proxy statement and other documents filed by Ambac with the SEC from the sources listed above.
About Ambac
Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company whose subsidiaries, including its principal operating subsidiary, Ambac Assurance Corporation ("AAC"), Everspan Financial Guarantee Corp., and Ambac Assurance UK Limited, provide financial guarantees and other financial services to clients in both the public and private sectors globally. Ambac Assurance, including the Segregated Account of Ambac Assurance (in rehabilitation), is a guarantor of public finance and structured finance obligations. Ambac is also selectively exploring opportunities involving the acquisition and/or development of new businesses. Ambac‘s common stock trades on the NASDAQ Global Select Market under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain primary residential mortgage backed securities litigations. For more information, please go to www.ambac.com.

Contact
Abbe F. Goldstein, CFA
Managing Director, Investor Relations and Corporate Communications
(212) 208-3222
agoldstein@ambac.com
Forward-Looking Statements
In this press release, we have included statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “potential,” “going forward,” “looking ahead” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which, may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” described in our most recent SEC filed quarterly or annual report. Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac’s actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) volatility in the price of Ambac’s common stock; (2) uncertainty concerning our ability to achieve value for holders of Ambac securities, whether from Ambac Assurance Corporation (“AAC”) or from new business opportunities; (3) dilution of current shareholder value or adverse effects on our share price resulting from the issuance of additional shares of common stock; (4) adverse effects on our share price resulting from future offerings of debt or equity securities that rank senior to our common stock; (5) potential of rehabilitation proceedings against AAC; (6) decisions made by the Rehabilitator of the Segregated Account of AAC (the “Segregated Account”) for the benefit of policyholders that may result in material adverse consequences for Ambac’s security holders; (7) our inability to realize the expected recoveries included in our financial statements; (8) intercompany disputes or disputes with the rehabilitator of the Segregated Account; (9) our inability to monetize assets, restructure or exchange outstanding debt and insurance obligations, or the failure of any such transaction to deliver anticipated results; (10) our results of operations may be adversely affected by events or circumstances that result in the accelerated amortization of our insurance intangible asset; (11) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings by municipal issuers; (12) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, from rules and procedures governing the payment of permitted policy claims, or from the characterization of our surplus notes as equity; (13) credit risk throughout our business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, collateralized loan obligations, public finance obligations and exposures to reinsurers; (14) risks attendant to the change in composition of securities in our investment portfolio; (15) inadequacy of reserves established for losses and loss expenses; (16) the risk that our risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss as a result of unforeseen risks; (17) changes in prevailing interest rates; (18) factors that may influence the amount of installment premiums paid to Ambac, including the Segregated Account rehabilitation proceedings; (19) default by one or more of AAC’s portfolio investments, insured issuers or counterparties; (20) market risks impacting assets in our investment portfolio or the value of our assets posted as collateral in respect of investment agreements and interest rate swap transactions; (21) risks relating to determinations of amounts of impairments taken on investments; (22) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on our business, operations, financial position, profitability or cash flows; (23) our inability to realize value from Ambac Assurance UK Limited ("Ambac UK"); (24) system security risks; (25) market spreads and pricing on derivative products insured or issued by Ambac or its subsidiaries; (26) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (27) changes in accounting principles or practices that may impact Ambac’s reported financial results; (28) legislative and regulatory developments; (29) operational risks, including with respect to internal processes, risk models, systems and employees, and failures in services or products provided by third parties; (30) Ambac’s financial position and the Segregated Account rehabilitation proceedings that may prompt departures of key employees and may impact our ability to attract qualified executives and employees; and (31) other risks and uncertainties that have not been identified at this time.
Source: Ambac Financial Group, Inc.